UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 17, 2012

Cole Real Estate Income Strategy (Daily NAV), Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	333-169535	27-3147801
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016
(Address of principal executive offices)
(Zip Code)

(602) 778-8700
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On September 17, 2012, the board of directors of Cole Real Estate Income Strategy (Daily NAV), Inc. authorized a daily distribution of $0.002383836 per share for stockholders of record as of the close of business on each day of the period commencing on October 1, 2012 and ending on December 31, 2012. The distributions will be paid monthly in arrears.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 20, 2012	COLE REAL ESTATE INCOME STRATEGY (DAILY NAV), INC.
	By:	/s/ Simon J. Misselbrook
	Name:	Simon J. Misselbrook
	Title:	Senior Vice President of Accounting
Principal Accounting Officer

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